Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER
2015 RESULTS

NEW YORK, NY, October 14, 2015—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $17.1 million, or $0.37 per diluted share and $0.38 per basic share, for the quarter ended September 30, 2015, compared with $18.2 million, or $0.40 per diluted share and $0.41 per basic share, for the quarter ended September 30, 2014. Total revenue for the third quarter of 2015 was $79.7 million, a decrease of 1.5% from $80.8 million for the third quarter of 2014.
For the nine months ended September 30, 2015, the company recorded net income attributable to common stockholders of $58.7 million, or $1.28 per diluted share and $1.29 per basic share, compared with $59.8 million, or $1.31 per diluted share and $1.34 per basic share, for the nine months ended September 30, 2014.
Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	% Change	September 30, 2015	September 30, 2014	% Change
Revenue	$79,667	$83,502	(4.6%)	$246,984	$232,092	6.4%
Expenses	$48,190	$52,331	(7.9%)	$149,787	$142,501	5.1%
Operating income	$31,477	$31,171	1.0%	$97,197	$89,591	8.5%
Operating margin	39.5%	37.3%	218 bps	39.4%	38.6%	75 bps
Total non-operating (loss) income (1)	$(2,972)	$1,797	*	$(2,727)	$4,614	*
Net income attributable to common stockholders	$17,093	$20,763	(17.7%)	$58,672	$59,812	(1.9%)
Diluted earnings per share attributable to common stockholders	$0.37	$0.45	(17.7%)	$1.28	$1.31	(2.6%)
________________________
*     Not meaningful
(1)    Includes net income/(loss) attributable to redeemable noncontrolling interest for the periods presented.

Revenue
Revenue for the third quarter of 2015 was $79.7 million, a decrease of $3.8 million from $83.5 million for the second quarter of 2015. Lower average assets under management in the quarter resulted in the following decreases in investment advisory and administration fees:

•	Open-end mutual funds decreased $2.0 million to $32.8 million for the third quarter of 2015;

•	Institutional accounts decreased $0.9 million to $20.6 million for the third quarter of 2015; and

•	Closed-end funds decreased $0.8 million to $20.0 million for the third quarter of 2015.
Revenue for the nine months ended September 30, 2015 was $247.0 million, an increase of $14.9 million from $232.1 million for the nine months ended September 30, 2014.
Expenses
Expenses for the third quarter of 2015 were $48.2 million, a decrease of $4.1 million from $52.3 million for the second quarter of 2015. The change was primarily due to:

•
A decrease of $2.5 million in employee compensation and benefits expense when compared with the second quarter of 2015, which included an adjustment that increased the compensation to revenue ratio due to lower than expected revenue growth;

•	Lower distribution and service fees of $0.9 million, primarily due to lower average assets under management in our open-end no-load mutual funds; and

•	Lower general and administrative expenses of $0.7 million, primarily due to decreased business related travel and hosted events during the third quarter of 2015.
Expenses for the nine months ended September 30, 2015 were $149.8 million, an increase of $7.3 million from $142.5 million for the nine months ended September 30, 2014.
Operating Margin
The company's operating margin increased to 39.5% for the third quarter of 2015 compared with 37.3% for the three months ended June 30, 2015. The operating margin for the nine months ended September 30, 2015 was 39.4% compared with 38.6% for the nine months ended September 30, 2014.
Non-operating Income
Non-operating loss for the third quarter of 2015 was $3.0 million, compared with non-operating income of $1.8 million for the second quarter of 2015. The change was primarily due to realized and unrealized losses on the company's seed investments. Non-operating loss for the nine months ended September 30, 2015 was $2.7 million, compared with non-operating income of $4.6 million for the nine months ended September 30, 2014.

Assets Under Management Highlights (Unaudited)
September 30, 2015 Compared with June 30, 2015

(in millions)	Assets Under Management
	As of
By Investment Vehicle	September 30, 2015	June 30, 2015	% Change
Institutional accounts	$24,645	$24,545	0.4%
Open-end mutual funds	16,141	16,236	(0.6%)
Closed-end funds	8,958	9,367	(4.4%)
Total	$49,744	$50,148	(0.8%)

By Investment Strategy
U.S. real estate	$25,812	$25,604	0.8%
Global/international real estate	9,379	9,654	(2.8%)
Preferred securities	6,877	6,742	2.0%
Global listed infrastructure	5,212	5,422	(3.9%)
Other	2,464	2,726	(9.6%)
Total	$49,744	$50,148	(0.8%)
Assets under management were $49.7 billion as of September 30, 2015, a decrease of $404 million from $50.1 billion at June 30, 2015. The decrease from June 30, 2015 was attributable to net outflows of $239 million and market depreciation of $165 million.
Institutional Accounts
Assets under management in institutional accounts were $24.6 billion as of September 30, 2015, an increase of 0.4% from $24.5 billion at June 30, 2015. The change from June 30, 2015 was due to the following:

•
Market appreciation of $137 million, including $451 million from U.S. real estate, partially offset by market depreciation of $130 million from global listed infrastructure, $82 million from commodities (included in "Other" in the table above) and $71 million from large cap value (included in "Other" in the table above);

•
Net outflows of $187 million from subadvisory relationships, including $245 million from U.S. real estate and $119 million from global/international real estate, partially offset by net inflows of $172 million into global listed infrastructure; and

•	Net inflows of $150 million into advisory relationships, including $148 million into global listed infrastructure.
Open-end Mutual Funds
Assets under management for open-end mutual funds were $16.1 billion as of September 30, 2015, a decrease of 0.6% from $16.2 billion at June 30, 2015. The change from June 30, 2015 was due to the following:

•
Net outflows of $202 million, including net outflows of $277 million from U.S. real estate and $90 million from global/international real estate, partially offset by net inflows of $212 million into preferred securities; and

•
Market appreciation of $107 million, including $251 million from U.S. real estate, partially offset by market depreciation of $46 million from global/international real estate and $43 million from global listed infrastructure.

Closed-end Funds
Assets under management for closed-end funds were $9.0 billion as of September 30, 2015, a decrease of 4.4% from $9.4 billion at June 30, 2015. The decrease from June 30, 2015 was due to market depreciation of $409 million.
Balance Sheet Information
As of September 30, 2015, cash, cash equivalents and seed investments were $197 million. As of September 30, 2015, stockholders' equity was $246 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 15, 2015 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-707-9231 (U.S.) or +1-303-223-4375 (international); passcode: 21779705. Participants should plan to register at least 10 minutes before the conference call begins. The presentation that will be reviewed as part of the conference call will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations."
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on October 15, 2015 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21779705. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2014 (Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2015	June 30, 2015	September 30, 2014	June 30, 2015	September 30, 2014
Revenue
Investment advisory and administration fees	$73,487	$77,221	$75,210
Distribution and service fees	3,961	4,014	3,738
Portfolio consulting and other	2,219	2,267	1,897
Total revenue	79,667	83,502	80,845	(4.6%)	(1.5%)
Expenses
Employee compensation and benefits	25,892	28,395	26,679
Distribution and service fees	8,578	9,525	9,048
General and administrative	12,175	12,825	11,313
Depreciation and amortization	1,545	1,586	1,478
Total expenses	48,190	52,331	48,518	(7.9%)	(0.7%)
Operating income	31,477	31,171	32,327	1.0%	(2.6%)
Non-operating income
Interest and dividend income—net	291	450	610
(Loss) gain from seed investments—net	(2,993)	1,610	(3,501)
Other losses	(270)	(263)	(666)
Total non-operating (loss) income	(2,972)	1,797	(3,557)	*	(16.4%)
Income before provision for income taxes	28,505	32,968	28,770	(13.5%)	(0.9%)
Provision for income taxes	11,541	12,194	10,733
Net income	16,964	20,774	18,037	(18.3%)	(5.9%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	129	(11)	147
Net income attributable to common stockholders	$17,093	$20,763	$18,184	(17.7%)	(6.0%)

Earnings per share attributable to common stockholders
Basic	$0.38	$0.46	$0.41	(17.7%)	(7.4%)
Diluted	$0.37	$0.45	$0.40	(17.7%)	(6.3%)

Dividends declared per share
Quarterly	$0.25	$0.25	$0.22	—	13.6%

Weighted average shares outstanding
Basic	45,500	45,462	44,839
Diluted	45,830	45,805	45,689

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2015	September 30, 2014	% Change
Revenue
Investment advisory and administration fees	$228,460	$215,681
Distribution and service fees	11,881	10,952
Portfolio consulting and other	6,643	5,459
Total revenue	246,984	232,092	6.4%
Expenses
Employee compensation and benefits	80,270	76,590
Distribution and service fees	27,354	26,608
General and administrative	37,463	34,471
Depreciation and amortization	4,700	4,832
Total expenses	149,787	142,501	5.1%
Operating income	97,197	89,591	8.5%
Non-operating income
Interest and dividend income—net	1,040	1,441
(Loss) gain from seed investments—net	(2,815)	3,736
Other losses	(952)	(563)
Total non-operating (loss) income	(2,727)	4,614	*
Income before provision for income taxes	94,470	94,205	0.3%
Provision for income taxes	35,961	33,644
Net income	58,509	60,561	(3.4%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	163	(749)
Net income attributable to common stockholders	$58,672	$59,812	(1.9%)

Earnings per share attributable to common stockholders
Basic	$1.29	$1.34	(3.3%)
Diluted	$1.28	$1.31	(2.6%)

Dividends declared per share
Quarterly	$0.75	$0.66	13.6%

Weighted average shares outstanding
Basic	45,402	44,766
Diluted	45,873	45,568

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2015	June 30, 2015	September 30, 2014	June 30, 2015	September 30, 2014
Institutional Accounts
Assets under management, beginning of period	$24,545	$26,704	$25,728
Inflows	652	481	893
Outflows	(689)	(749)	(1,962)
Net outflows	(37)	(268)	(1,069)
Market appreciation (depreciation)	137	(1,891)	(831)
Transfers *	—	—	113
Total increase (decrease)	100	(2,159)	(1,787)
Assets under management, end of period	$24,645	$24,545	$23,941	0.4%	2.9%
Percentage of total assets under management	49.5%	48.9%	48.2%
Average assets under management for period	$24,885	$25,942	$24,944	(4.1%)	(0.2%)

Open-end Mutual Funds
Assets under management, beginning of period	$16,236	$18,062	$16,629
Inflows	1,145	1,307	1,542
Outflows	(1,347)	(1,761)	(1,439)
Net (outflows) inflows	(202)	(454)	103
Market appreciation (depreciation)	107	(1,372)	(503)
Transfers *	—	—	(113)
Total decrease	(95)	(1,826)	(513)
Assets under management, end of period	$16,141	$16,236	$16,116	(0.6%)	0.2%
Percentage of total assets under management	32.5%	32.4%	32.4%
Average assets under management for period	$16,433	$17,514	$16,768	(6.2%)	(2.0%)

Closed-end Funds
Assets under management, beginning of period	$9,367	$9,900	$9,928
Inflows	—	—	—
Outflows	—	(19)	—
Net outflows	—	(19)	—
Market depreciation	(409)	(514)	(290)
Total decrease	(409)	(533)	(290)
Assets under management, end of period	$8,958	$9,367	$9,638	(4.4%)	(7.1%)
Percentage of total assets under management	18.0%	18.7%	19.4%
Average assets under management for period	$9,349	$9,832	$9,922	(4.9%)	(5.8%)

Total
Assets under management, beginning of period	$50,148	$54,666	$52,285
Inflows	1,797	1,788	2,435
Outflows	(2,036)	(2,529)	(3,401)
Net outflows	(239)	(741)	(966)
Market depreciation	(165)	(3,777)	(1,624)
Total decrease	(404)	(4,518)	(2,590)
Assets under management, end of period	$49,744	$50,148	$49,695	(0.8%)	0.1%
Average assets under management for period	$50,667	$53,288	$51,634	(4.9%)	(1.9%)

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2015	September 30, 2014	% Change
Institutional Accounts
Assets under management, beginning of period	$26,201	$22,926
Inflows	1,750	1,700
Outflows	(2,673)	(3,510)
Net outflows	(923)	(1,810)
Market (depreciation) appreciation	(633)	2,712
Transfers *	—	113
Total (decrease) increase	(1,556)	1,015
Assets under management, end of period	$24,645	$23,941	2.9%
Percentage of total assets under management	49.5%	48.2%
Average assets under management for period	$25,961	$24,608	5.5%

Open-end Mutual Funds
Assets under management, beginning of period	$17,131	$14,016
Inflows	4,094	4,529
Outflows	(4,583)	(3,807)
Net (outflows) inflows	(489)	722
Market (depreciation) appreciation	(501)	1,491
Transfers *	—	(113)
Total (decrease) increase	(990)	2,100
Assets under management, end of period	$16,141	$16,116	0.2%
Percentage of total assets under management	32.5%	32.4%
Average assets under management for period	$17,298	$15,797	9.5%

Closed-end Funds
Assets under management, beginning of period	$9,805	$8,965
Inflows	—	—
Outflows	(19)	—
Net outflows	(19)	—
Market (depreciation) appreciation	(828)	673
Total (decrease) increase	(847)	673
Assets under management, end of period	$8,958	$9,638	(7.1%)
Percentage of total assets under management	18.0%	19.4%
Average assets under management for period	$9,717	$9,630	0.9%

Total
Assets under management, beginning of period	$53,137	$45,907
Inflows	5,844	6,229
Outflows	(7,275)	(7,317)
Net outflows	(1,431)	(1,088)
Market (depreciation) appreciation	(1,962)	4,876
Total (decrease) increase	(3,393)	3,788
Assets under management, end of period	$49,744	$49,695	0.1%
Average assets under management for period	$52,976	$50,035	5.9%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2015	June 30, 2015	September 30, 2014	June 30, 2015	September 30, 2014
Subadvisory
Assets under management, beginning of period	$17,523	$19,242	$18,558
Inflows	481	279	529
Outflows	(668)	(520)	(1,374)
Net outflows	(187)	(241)	(845)
Market appreciation (depreciation)	164	(1,478)	(621)
Total decrease	(23)	(1,719)	(1,466)
Assets under management, end of period	$17,500	$17,523	$17,092	(0.1%)	2.4%
Percentage of institutional assets under management	71.0%	71.4%	71.4%
Average assets under management for period	$17,774	$18,582	$17,869	(4.3%)	(0.5%)

Advisory
Assets under management, beginning of period	$7,022	$7,462	$7,170
Inflows	171	202	364
Outflows	(21)	(229)	(588)
Net inflows (outflows)	150	(27)	(224)
Market depreciation	(27)	(413)	(210)
Transfers *	—	—	113
Total increase (decrease)	123	(440)	(321)
Assets under management, end of period	$7,145	$7,022	$6,849	1.8%	4.3%
Percentage of institutional assets under management	29.0%	28.6%	28.6%
Average assets under management for period	$7,111	$7,360	$7,075	(3.4%)	0.5%

Total Institutional Accounts
Assets under management, beginning of period	$24,545	$26,704	$25,728
Inflows	652	481	893
Outflows	(689)	(749)	(1,962)
Net outflows	(37)	(268)	(1,069)
Market appreciation (depreciation)	137	(1,891)	(831)
Transfers *	—	—	113
Total increase (decrease)	100	(2,159)	(1,787)
Assets under management, end of period	$24,645	$24,545	$23,941	0.4%	2.9%
Average assets under management for period	$24,885	$25,942	$24,944	(4.1%)	(0.2%)

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2015	September 30, 2014	% Change
Subadvisory
Assets under management, beginning of period	$18,857	$16,693
Inflows	1,179	1,058
Outflows	(2,036)	(2,729)
Net outflows	(857)	(1,671)
Market (depreciation) appreciation	(500)	2,070
Total (decrease) increase	(1,357)	399
Assets under management, end of period	$17,500	$17,092	2.4%
Percentage of institutional assets under management	71.0%	71.4%
Average assets under management for period	$18,621	$17,824	4.5%

Advisory
Assets under management, beginning of period	$7,344	$6,233
Inflows	571	642
Outflows	(637)	(781)
Net outflows	(66)	(139)
Market (depreciation) appreciation	(133)	642
Transfers *	—	113
Total (decrease) increase	(199)	616
Assets under management, end of period	$7,145	$6,849	4.3%
Percentage of institutional assets under management	29.0%	28.6%
Average assets under management for period	$7,340	$6,784	8.2%

Total Institutional Accounts
Assets under management, beginning of period	$26,201	$22,926
Inflows	1,750	1,700
Outflows	(2,673)	(3,510)
Net outflows	(923)	(1,810)
Market (depreciation) appreciation	(633)	2,712
Transfers *	—	113
Total (decrease) increase	(1,556)	1,015
Assets under management, end of period	$24,645	$23,941	2.9%
Average assets under management for period	$25,961	$24,608	5.5%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2015	June 30, 2015	September 30, 2014	June 30, 2015	September 30, 2014
U.S. Real Estate
Assets under management, beginning of period	$25,604	$29,289	$27,404
Inflows	618	568	735
Outflows	(1,135)	(1,293)	(1,054)
Net outflows	(517)	(725)	(319)
Market appreciation (depreciation)	725	(2,960)	(859)
Total increase (decrease)	208	(3,685)	(1,178)
Assets under management, end of period	$25,812	$25,604	$26,226	0.8%	(1.6%)
Percentage of total assets under management	51.9%	51.1%	52.8%
Average assets under management for period	$26,130	$27,748	$27,422	(5.8%)	(4.7%)

Global/International Real Estate
Assets under management, beginning of period	$9,654	$10,189	$10,161
Inflows	170	401	620
Outflows	(378)	(453)	(651)
Net outflows	(208)	(52)	(31)
Market depreciation	(67)	(483)	(453)
Total decrease	(275)	(535)	(484)
Assets under management, end of period	$9,379	$9,654	$9,677	(2.8%)	(3.1%)
Percentage of total assets under management	18.9%	19.3%	19.5%
Average assets under management for period	$9,633	$10,097	$10,200	(4.6%)	(5.6%)

Preferred Securities
Assets under management, beginning of period	$6,742	$6,732	$5,672
Inflows	476	660	597
Outflows	(309)	(505)	(445)
Net inflows	167	155	152
Market depreciation	(32)	(145)	(58)
Total increase	135	10	94
Assets under management, end of period	$6,877	$6,742	$5,766	2.0%	19.3%
Percentage of total assets under management	13.8%	13.4%	11.6%
Average assets under management for period	$6,843	$6,869	$5,675	(0.4%)	20.6%

Global Listed Infrastructure
Assets under management, beginning of period	$5,422	$5,701	$5,616
Inflows	418	86	326
Outflows	(116)	(200)	(144)
Net inflows (outflows)	302	(114)	182
Market depreciation	(512)	(165)	(187)
Total decrease	(210)	(279)	(5)
Assets under management, end of period	$5,212	$5,422	$5,611	(3.9%)	(7.1%)
Percentage of total assets under management	10.5%	10.8%	11.3%
Average assets under management for period	$5,464	$5,766	$5,703	(5.2%)	(4.2%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2015	June 30, 2015	September 30, 2014	June 30, 2015	September 30, 2014
Other
Assets under management, beginning of period	$2,726	$2,755	$3,432
Inflows	115	73	157
Outflows	(98)	(78)	(1,107)
Net inflows (outflows)	17	(5)	(950)
Market depreciation	(279)	(24)	(67)
Total decrease	(262)	(29)	(1,017)
Assets under management, end of period	$2,464	$2,726	$2,415	(9.6%)	2.0%
Percentage of total assets under management	4.9%	5.4%	4.8%
Average assets under management for period	$2,597	$2,808	$2,634	(7.5%)	(1.4%)

Total
Assets under management, beginning of period	$50,148	$54,666	$52,285
Inflows	1,797	1,788	2,435
Outflows	(2,036)	(2,529)	(3,401)
Net outflows	(239)	(741)	(966)
Market depreciation	(165)	(3,777)	(1,624)
Total decrease	(404)	(4,518)	(2,590)
Assets under management, end of period	$49,744	$50,148	$49,695	(0.8%)	0.1%
Average assets under management for period	$50,667	$53,288	$51,634	(4.9%)	(1.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2015	September 30, 2014	% Change
U.S. Real Estate
Assets under management, beginning of period	$28,357	$23,116
Inflows	1,999	2,225
Outflows	(3,693)	(2,466)
Net outflows	(1,694)	(241)
Market (depreciation) appreciation	(851)	3,129
Transfers *	—	222
Total (decrease) increase	(2,545)	3,110
Assets under management, end of period	$25,812	$26,226	(1.6%)
Percentage of total assets under management	51.9%	52.8%
Average assets under management for period	$27,822	$26,108	6.6%

Global/International Real Estate
Assets under management, beginning of period	$10,184	$9,498
Inflows	835	1,338
Outflows	(1,575)	(1,832)
Net outflows	(740)	(494)
Market (depreciation) appreciation	(65)	673
Total (decrease) increase	(805)	179
Assets under management, end of period	$9,379	$9,677	(3.1%)
Percentage of total assets under management	18.9%	19.5%
Average assets under management for period	$10,050	$9,931	1.2%

Preferred Securities
Assets under management, beginning of period	$6,342	$4,722
Inflows	1,820	1,475
Outflows	(1,283)	(773)
Net inflows	537	702
Market (depreciation) appreciation	(2)	342
Total increase	535	1,044
Assets under management, end of period	$6,877	$5,766	19.3%
Percentage of total assets under management	13.8%	11.6%
Average assets under management for period	$6,771	$5,348	26.6%

Global Listed Infrastructure
Assets under management, beginning of period	$5,697	$4,714
Inflows	712	797
Outflows	(473)	(416)
Net inflows	239	381
Market (depreciation) appreciation	(724)	516
Total (decrease) increase	(485)	897
Assets under management, end of period	$5,212	$5,611	(7.1%)
Percentage of total assets under management	10.5%	11.3%
Average assets under management for period	$5,638	$5,352	5.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2015	September 30, 2014	% Change
Other
Assets under management, beginning of period	$2,557	$3,857
Inflows	478	394
Outflows	(251)	(1,830)
Net inflows (outflows)	227	(1,436)
Market (depreciation) appreciation	(320)	216
Transfers *	—	(222)
Total decrease	(93)	(1,442)
Assets under management, end of period	$2,464	$2,415	2.0%
Percentage of total assets under management	4.9%	4.8%
Average assets under management for period	$2,695	$3,296	(18.2%)

Total
Assets under management, beginning of period	$53,137	$45,907
Inflows	5,844	6,229
Outflows	(7,275)	(7,317)
Net outflows	(1,431)	(1,088)
Market (depreciation) appreciation	(1,962)	4,876
Total (decrease) increase	(3,393)	3,788
Assets under management, end of period	$49,744	$49,695	0.1%
Average assets under management for period	$52,976	$50,035	5.9%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).